SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 1997



                             DUKE ENERGY CORPORATION
             (Exact name of Registrant as Specified in its Charter)



        NORTH CAROLINA                    1-4928                56-0205520
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

          422 South Church Street
         Charlotte, NC 28242-0001                                 28242-0001
 (Address of Principal Executive Offices)                         (Zip code)


         Registrant's telephone number, including area code: 704-594-0887



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 18, 1997, Duke Energy Corporation (the "registrant") acquired all of the outstanding Common Stock, par value $1.00 per share, of PanEnergy Corp, a Delaware corporation ("PanEnergy"), upon the merger of a wholly owned subsidiary of the registrant with and into PanEnergy, with PanEnergy being the surviving corporation (the "Merger"). As a result, PanEnergy became a wholly owned subsidiary of the registrant. PanEnergy operates approximately 37,500 miles of natural gas pipeline with deliveries that account for approximately 12% of the natural gas consumed in the United States. PanEnergy is also the nation's fourth largest natural gas liquids producer, the third largest marketer of natural gas in Canada and the United States and a leading marketer of electricity, liquefied petroleum gases and related energy services.
The transaction is being accounted for as a pooling of interests.

         Under the terms of the Agreement and Plan of Merger dated as of November 24, 1996, as amended and restated as of March 10, 1997 ("the Merger Agreement"), each share of PanEnergy Common Stock outstanding immediately prior to the effective time of the Merger, upon consummation of the Merger on June 18, 1997, was converted into the right to receive 1.0444 shares of the registrant's Common Stock, without par value ("Duke Common Stock"). Such exchange ratio was determined through arm's length negotiation between the registrant and PanEnergy. In addition, each option to purchase PanEnergy
Common Stock outstanding at the effective time was assumed by the registrant and became an option to purchase Duke Common Stock, appropriately adjusted.
No fractional shares will be issued in connection with the Merger. The Merger Agreement provides that holders of certificates for PanEnergy Common Stock who otherwise would be entitled to receive fractional shares of Duke Common Stock will receive cash, without interest, as set forth in the Merger Agreement.


         Based upon 151,544,966 shares of PanEnergy Common Stock outstanding at the effective time of the Merger, the registrant will issue approximately 158,262,606 shares of Duke Common Stock pursuant to the Merger and pay approximately $500,347 for the fractional shares. In addition, based upon options to purchase a total of 3,172,867 shares of PanEnergy Common Stock outstanding at the effective time of the Merger, the registrant assumed the obligation to issue pursuant to exercise of options a total of approximately 3,313,344 shares of its Common Stock.

         Also as a result of the consummation of the Merger, the registrant's corporate name was changed from Duke Power Company to Duke Energy Corporation.


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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:

         The following documents, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

      1. Duke Power Company's Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 1-4928)

      2. Duke Power Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 1-4928)

      3. PanEnergy Corp's Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 1-8157)

      4. PanEnergy Corp's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 1-8157)


Unaudited Pro Forma Combined Financial Statements:

         The unaudited pro forma combined financial information included as
Exhibit 99.1 combines the historical consolidated balance sheets and statements of income of the registrant and PanEnergy, including their respective subsidiaries, after giving effect to the Merger. The unaudited pro forma combined balance sheets at March 31, 1997, December 31, 1996 and December 31, 1995 give effect to the Merger under the pooling of interests accounting method as if the Merger had occurred as of December 31, 1995. The unaudited pro forma combined statements of income for the three months ended March 31, 1997 and 1996 and for the years ended December 31, 1996, 1995 and 1994 give effect to the Merger under the pooling of interests accounting method as if it had occurred as of January 1, 1994. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto.

         The pro forma financial information included as Exhibit 99.1 has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of the registrant and PanEnergy incorporated by reference herein. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been completed on the date, or at the beginning of the periods, for which the Merger is being given effect, nor is it necessarily indicative of future operating results or financial position.


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EXHIBITS

Exhibit No.           Exhibit

2 Agreement and Plan of Merger dated as of November 24, 1996, as amended and restated as of March 10, 1997, by and among Duke Power Company, Duke Transaction Corporation and PanEnergy Corp (Incorporated by reference to Exhibit 2(a) to Form 8-K Current Report of Duke Power Company filed March 20, 1997)

23.1                  Consent of Deloitte & Touche LLP

23.2                  Consent of KPMG Peat Marwick LLP

99.1                  Unaudited Pro Forma Combined Financial Statements



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           DUKE ENERGY CORPORATION



                                           -----------------------------

                                           Richard J. Osborne
                                           Executive Vice President and
                                           Chief Financial Officer

June 27, 1997


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                                  EXHIBIT INDEX



EXHIBIT
NO.            DESCRIPTION

2 Agreement and Plan of Merger dated as of November 24, 1996, as amended and restated as of March 10, 1997, by and among Duke Power Company, Duke Transaction Corporation and PanEnergy Corp (Incorporated by reference to Exhibit 2(a) to Form 8-K Current Report of Duke Power Company filed March 20, 1997)

23.1           Consent of Deloitte & Touche LLP

23.2           Consent of KPMG Peat Marwick LLP

99.1           Unaudited Pro Forma Combined Financial Statements

               The following unaudited pro forma combined financial information of Duke Energy Corporation is set forth in this Form 8-K:

               Combined Statement of Income for the Three Months Ended March 31, 1997
               Combined Statement of Income for the Three Months Ended March 31, 1996
               Combined Statement of Income for the Year Ended
               December 31, 1996
               Combined Statement of Income for the Year Ended
               December 31, 1995
               Combined Statement of Income for the Year Ended
               December 31, 1994
               Combined Balance Sheet as of March 31, 1997
               Combined Balance Sheet as of December 31, 1996
               Combined Balance Sheet as of December 31, 1995
               Notes to Combined Financial Statements

               The following unaudited financial information of PanEnergy Corp is set forth in this Form 8-K:

               Reclassifying Statement of Income for the Three Months Ended March 31, 1997
               Reclassifying Statement of Income for the Three Months Ended March 31, 1996
               Reclassifying Statement of Income for the Year Ended December 31, 1996
               Reclassifying Statement of Income for the Year Ended December 31, 1995
               Reclassifying Statement of Income for the Year Ended December 31, 1994
               Reclassifying Balance Sheet as of March 31, 1997
               Reclassifying Balance Sheet as of December 31, 1996 Reclassifying Balance Sheet as of December 31, 1995


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